UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2005

WHITTIER ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	0-30598	20-0539412
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

333 CLAY STREET, SUITE 1100

HOUSTON, TEXAS 77002

(Address of Registrant’s Principal Executive Offices)

 (713) 850-1880

  (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 — Entry into a Material Definitive Agreement.

                On November 3, 2005, Whittier Energy Corporation (the “Company”) granted stock options to purchase shares of the Company’s common stock, par value $.001 per share, to each of the Company’s “named executive officers” (as defined in Item 402(a)(2) of Regulation S-B) and other key employees. These grants were made pursuant to the Whittier Energy Corporation 2004 Long Term Incentive Plan (the “Plan”), which was adopted by the Board of Directors of the Company on December 16, 2003 and approved by the stockholders of the Company on July 20, 2004. An amendment to the Plan, effective July 14, 2005, was adopted by the Board of Directors and approved by the stockholders of the Company on October 18, 2005. The current Plan was filed with the Securities and Exchange Commission on September 7, 2005 as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A. The current form of the Stock Option Award Agreement is filed with this current report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

                (c)  Exhibits.

Exhibit No.	Description
10.1	Form of Stock Option Award Agreement under the Whittier Energy Corporation 2004 Long-Term Incentive Plan.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITTIER ENERGY CORPORATION

Date: November 9, 2005	By:	/s/ Michael B. Young
Michael B. Young
Vice President, Chief Financial Officer and
Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Stock Option Award Agreement under the Whittier Energy Corporation 2004 Long-Term Incentive Plan.